Exhibit 99.1

2022 Divestitures and Estimated Financial Impacts September 7, 2022 © 2022 Lumen Technologies. All Rights Reserved.

Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout plans, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of possible cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; changes in customer demand for our products and services, including increased demand for high-speed data transmission services; our ability to successfully maintain the quality and profitability of our existing product and service offerings and to introduce profitable new offerings on a timely and cost-effective basis; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt repayments, dividends, pension contributions and other benefits payments; our ability to successfully and timely implement our corporate strategies, including our deleveraging strategy; our ability to successfully and timely consummate the pending divestiture of a portion of our incumbent local exchange business on the terms proposed, to realize the anticipated benefits therefrom, and to operate our retained business successfully thereafter; changes in our operating plans, corporate strategies, dividend payment plans or other capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, health, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on favorable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our securityholders, key business partners, suppliers, vendors, landlords and financial institutions; our ability to meet evolving environmental, social and governance (“ESG”) expectations and benchmarks, and effectively communicate and implement our ESG strategies; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to use our net operating loss carryforwards in the amounts projected; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from recently-enacted federal legislation promoting broadband spending; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; continuing uncertainties regarding the impact that COVID-19 disruptions could have on our business, operations, cash flows and corporate initiatives; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, societal unrest, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effect of changes in interest rates and inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic or geo-political conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, regulatory, technological, industry, competitive, economic and market conditions, and our related assumptions, as of such date. We may change our intentions, strategies or plans without notice at any time and for any reason. 2 Issued: Sept. 7, 2022

Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. The estimated financial impacts of the divestitures disclosed herein are internal estimates which may be subject to change. Our goal is to allow investors and others to begin to model our remaining business following these divestitures. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies. 3 Issued: Sept. 7, 2022

2022 Divestitures and Estimated Financial Impacts

Estimated[1] Financial Impacts of Divestitures

($ in millions)

Latin America business	3Q22	4Q22
Total Revenue	~$135	~$200
Adj. EBITDA	~$65	~$100
Capital Expenditures	~$35	~$50

ILEC 20-state business	3Q22	4Q22
Total Revenue	n/a	~$500
Adj. EBITDA	n/a	~$350
Capital Expenditures	n/a	~$75

Combined impacts	3Q22	4Q22
Total Revenue	~$135	~$700
Adj. EBITDA	~$65	~$450
Capital Expenditures	~$35	~$125

[1] Includes (1) our projections of operating results for the divested businesses based on our historical experience, (2) the expected net effect of commercial agreements, and (3) expected dissynergies. See "Forward-Looking Statements."

- Latin America business sale to Stonepeak closed Aug. 1, 2022
- ILEC 20-state business sale to Apollo, assuming an Oct. 1, 2022 closing

4

Issued: Sept. 7, 2022

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